AMENDMENT TO THE ADOPTION AGREEMENT RELATING TO THE PENSION PLAN

                  Note: These exclusions shall not apply for purposes of the
                        "Top Heavy" requirements in Section 9.03 or for allocating Discretionary Employer Contributions if an Integrated Formula is elected in Section 1.05(a)(2).

                  (5)   |_| No exclusions.

      (b)   Compensation for the First Year of Participation

            Contributions for the Plan Year in which an Employee first becomes a Participant shall be determined based on the Employee's Compensation (check one):

            (1)   |_| For the entire Plan Year.

            (2) |X| For the portion of the Plan Year in which the Employee is eligible to participate in the Plan.

1.05  CONTRIBUTIONS

      (a)   Employer Contributions (check (1) or (2)):

                  (1)   |_| Nonintegrated Formula:

                        For each Plan Year, the Employer will contribute for each eligible Participant an amount equal to __________% (not to exceed 25%) of such Participant's Compensation.

                  (2)   |X| Integrated Formula:*

                        For each Plan Year, the Employer shall contribute for each Participant an amount equal to (complete both (A) and (B)):

                        (A) 5 % (not less than 3%) of each Participant's Compensation.

                                                   PLUS

                        (B) 5 % of each Participant's Compensation in excess of the Integration Level as defined in (2)(A) below. This percentage may not exceed the lesser of:

                              (i)   the percentage elected in (A) above, or

                              (ii)  the Applicable Percentage as defined in
                                    (2)(B) below.

* Note: Section 1.05 (a), as amended, shall become effective on January 1, 1999.

      Note: If option (A), (B) or (C) above is selected then Employer contributions can only be funded by the Employer after Plan Year end. Employer contributions funded during the Plan Year shall not be subject to the eligibility requirements of this Section 1.05(a)(3).

1.06  RETIREMENT AGE(S)

      (a)   The Normal Retirement Age under the Plan is (check one):

            (1)   |X| age 65.
            (2)   |_| age ____ (specify between 55 and 64).
            (3) |_| later of the age ___ (can not exceed 65) or the fifth anniversary of the Participant's Employment Commencement Date.

      (b)   |X|   The Early Retirement Age is the first day of the month after the Participant attains age 59 (specify 55 or greater) and completes N/A Years of Service for Vesting.

      (c)   |X|   A Participant is eligible for Disability Retirement if he/she
                  (check the appropriate box(es)):

            (1) |X| satisfies the requirements for benefits under the Employer's Long-Term Disability Plan.

            (2) |_| satisfies the requirements for Social Security disability benefits.

            (3) |_| is determined to be disabled by a physician approved by the Employer.

1.07  VESTING SCHEDULE

      (a) The Participant's vested percentage in Employer contributions elected in Section 1.05(a) shall be based upon the schedule selected below, except with respect to any Plan Year during which the Plan is Top-Heavy. The schedule elected in Section 1.12(d) shall automatically apply for a Top-Heavy Plan Year and all Plan Years thereafter unless the Employer has already elected a more favorable vesting schedule below.

            (1)   Employer Contributions
                  (check one):

            (A)   [Reserved]
            (B)   |_| 100% Vesting immediately *(see note on following page)
            (C)   |_| 3 year cliff (see C below)
            (D)   |_| 5 year cliff (see D below)
            (E)   |_| 6 year graduated (see E below)
            (F)   |_| 7 year graduated (see F below)
            (G) |X| Other vesting (complete G below) *(see note on following page)

                                VESTING SCHEDULE
--------------------------------------------------------------------------------
        Years of
       Service for
         Vesting       C         D          E         F           G*
         -------       -         -          -         -           --

            0           0%        0%         0%        0%          0%
            1           0%        0%         0%        0%         50%
            2           0%        0%        20%        0%        100%
            3         100%        0%        40%       20%        100%
            4         100%        0%        60%       40%        100%
            5         100%      100%        80%       60%        100%
            6         100%      100%       100%       80%        100%
            7         100%      100%       100%      100%        100%

Note: A schedule elected under G above must be at least as favorable as one of the schedules in C, D, E or F above.

* Note: Section 1.07 (a), as amended, shall apply only to Employees of Employer who commence employment on or after January 1, 1999. For the avoidance of doubt, Employees of Employer who commenced employment prior to January 1, 1999 but first become eligible to participate in the Plan on or after such date shall be governed by the version of such section as in effect prior to this Amendment.

Authorized Signature:           Risk Capital Reinsurance Company


                                By: /s/ Louis T. Petrillo
                                    --------------------------------------------
                                    Louis T. Petrillo
                                    Vice President and Associate General Counsel

                                Date: December 3, 1998